UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 7, 2003
                               ----------------
               Date of report (Date of earliest event reported)


                                10CHARGE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

         001-49934                                       04-3701677
 ---------------------------                 ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)

                 Erdoalja utca 12, Pilisjaszfalu, 2080 Hungary
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        (Address of principal executive offices)               (Zip Code)

                                36-20-943-3331
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                            Floridian Ventures, Inc.
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

Name Change and Increase in Authorized Shares.

On August 8, 2003, Floridian Ventures, Inc. (the "Registrant") filed an Amendment to its Certificate of Incorporation (the "Amendment") pursuant to which the name of the Registrant was changed from "Floridian Ventures, Inc." to "10CHARGE, INC.," and increasing the number of shares of authorized Common Stock from 100,000,000 shares, par value $0.0001 per share, to 200,000,000 shares. The Amendment was approved by the written consent of Attila Reisz, the sole shareholder and director of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The following document is being filed herewith by the Registrant as an exhibit to this Current Report on Form 8-K:

       3.1 Certificate of Amendment to the Certificate of Incorporation of Floridian Ventures, Inc. dated August 7, 2003.



                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FLORIDIAN VENTURES, INC.
                                           (Registrant)


Date: August 8, 2003                       By:   /s/ Attila Reisz
                                                -----------------------------
                                                  Attila Reisz, President



EXHIBIT NO.     EXHIBITS

3.1 Certificate of Amendment to the Certificate of Incorporation of Floridian Ventures, Inc. dated August 7, 2003.